November 6, 2006
Mid-Atlantic 2006 SuperCommunity
Bank Conference

     This presentation contains forward-looking statements, as defined by Federal securities laws, relating to present or future trends or factors affecting the operations, markets and products of First Security Group, Inc.  These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to First Security’s most recent documents filed with the Securities and Exchange Commission.
     First Security undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward-Looking Statements

GAAP Reporting versus Operating Results
               This presentation contains references to operating results. These amounts and ratios are calculated using net operating income (net of tax) which excludes extraordinary items as defined by GAAP and non-recurring items.  Furthermore and in accordance with SNL Financial practice, the core efficiency ratio is calculated on a fully tax equivalent basis excluding one-time and non-cash items.  Since these items and their impact on First Security's performance are difficult to predict, First Security believes presentation of its financial measures excluding the impact of these items is useful information and important for a complete understanding of its core operating results.  Reconciliations for each core number are included in the third quarter earnings release which is available on First Security’s website, www.FSGBank.com.

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Headquarters in Chattanooga, Tennessee
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Seven years in operation as First Security; founded in Sept.1999 by current management team
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Assets of $1.1 billion
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37 banking offices and 2 leasing offices in Tennessee and north Georgia
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Strategic focus on small-to-medium sized, owner-managed businesses and consumers
FSGI Corporate Profile

* As of October 26, 2006
FSGI Market Statistics
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17.7 million shares outstanding
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Listed on Nasdaq Global Market under FSGI in August 2005
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Market capitalization of $206 million*
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Institutions hold 26.3% of shares
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Average daily trading volume (3 mos.) is 18,400 shares

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Earnings momentum from organic growth and acquisitions
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Sound asset quality
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Excellent core deposit base
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Infrastructure in place to support additional growth
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Experienced management team in all First Security markets
Investment Appeals

Management Team with
Extensive In-Market Experience
* Includes FSGI directors, advisory board directors, senior management and regional bankpresidents.

Name	Title	Age	Years in Banking	Previous Experience
Rodger Holley	CEO	59	33	Pioneer
Monty Montgomery	COO	53	29	First American
Chip Lusk	CFO	38	16	Pioneer
Larry Richey	Senior Corp. Lending Officer	57	27	Bank of America
David Haynes	Senior Corp. Credit Officer	54	31	AmSouth
Directors and senior management own 12.2% of FSGI*

Acquirer	HQ State	Target	Year
BB&T Corp	NC	First Citizens Bancorp	2006
SunTrust Banks Inc.	GA	National Commerce Financial Corp.	2004
Regions Financial Corp.	AL	Union Planters Corp.	2004
BB&T Corp	NC	BankFirst Corp.	2000
BB&T Corp.	NC	Hardwick Holding Co.	2000
AmSouth Bancorp.	AL	First American Corp.	1999
First American Corp.	TN	Pioneer	1998

~Target Dislocated Customers and Hire Their Bankers ~
Capitalizing on Recent Bank
Consolidations within Footprint

Rank	Institution	HQ State	In-Market Deposits ($000)	Market Share (%)	# Branches
1	First Horizon	TN	3,847.1	19.4	59
2	Regions Financial Corp.	AL	3,418.6	17.3	80
3	SunTrust	GA	3,237.1	16.4	63
4	BB&T Corp.	NC	1,677.1	8.5	37
5	Home Federal Bank	TN	1,135.9	5.7	16
6	First Security Group, Inc.	TN	908.1	4.6	37
7	Wachovia Corp.	NC	502.1	2.5	6
8	NW Services Corp.	GA	384.0	1.9	5
9	Bank of America	NC	382.7	1.9	8
10	Citizens National	TN	352.1	1.8	7
Share of deposits for top 10 banks within footprint of FSGI*
*Source:  SNL based on June 2006 FDIC call reports
Organic Growth Opportunities

Organized into Six Regions
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Regional bank presidents
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Local decision-making
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Local advisory boards
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Local strategies and identities
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Knowledge of local markets
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Serve small and medium-sized businesses within each market
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Customers get to know their bankers
~ A Focus on Personalized Sales and Service ~

    1999              2000              2001              2002              2003              2004             2005
Acquisitions
De novos
More Offices Make
Banking More Convenient
Dalton
GA
Dalton
GA
Rocky Face
GA
Signal Mtn.
TN
Chattanooga
TN
Chattanooga
TN
Ooltewah
TN
Maynardville
TN
Maynardville
TN
Cookeville
TN
Cookeville
TN
Gainesboro
TN
Whitleyville
TN
Granville
TN
Cleveland
TN
Varnell
GA
Knoxville
TN
Loudon
TN
Jefferson City
TN
Ringgold
GA
Dalton
GA
Dalton
GA
Sweetwater
TN
Madisonville
TN
Tellico Plains
TN
Lenoir City
TN
Knoxville
TN
Knoxville
TN
Madisonville
TN
Dalton
GA
Dalton
GA
Dandridge
TN
Knoxville
TN
Nashville
TN
Memphis
TN
Knoxville
 TN
Chattanooga
TN
Chattanooga
TN
East Ridge
TN
Sweetwater
TN
Athens
TN

5 yr. CAGR* Loan Growth:  24.0%
5 yr. CAGR* Core Deposit** Growth:  22.8%
 * CAGR = Compound annual growth rate 2001-2006E
** Core deposits = Transaction accounts + Retail CDs
Strong Deposit and Loan Growth

Commercial
Leases, 7%
Consumer,
 10%
1-4 Family
Residential,
28%
Multi-Family,
1%
C&I,
14%
Commercial
RE, 21%
Construction/
Land Development,
 19%
Total loans = $825.7 million at Sept. 30, 2006
Owner-occupied CRE
= $110MM, or 64%
Portfolio Mix Reflects Market
Opportunities

$152.4 MM at Sept. 30, 2006
Residential Construction
47%
Res. A&D
36%
Comm.
Construction
16%
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Commitments total $194.2 MM with $41.8 MM  unfunded
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Granular: Top 10 relationships total 33.5% of portfolio commitments
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Asset quality high:
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Annualized 2006  NCOs <$24k
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NCOs for past 3 years <$100k
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100% of borrowers in-market
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>90% of projects in-market
Construction & Development Loans:
19% of Total Loans

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  69% core deposits
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  Avg. cost of deposits is 3.03%
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  Brokered CDs fund leasing portfolio
Total Deposits = $913.6 million at Sept. 30, 2006
Brokered Deposits, 10%
CDs > $100M,
 21%
CDs < $100M, 28%
Savings & MM, 15%
Int.-Bearing
DDAs, 7%
Non-Interest DDAs, 19%
Deposits are Low-Cost & Stable

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Equipment leasing through J&S Leasing, Inc. and Kenesaw Leasing, Inc.
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Leases construction equipment, trucks, tractors and trailers
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$57.2 million outstanding at average yield of 12.4%
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Wealth Management Group
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Offers private banking, financial planning, asset management and trust services
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Achieved breakeven in 18 months
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Expanded mortgage banking operations
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2005 mortgage originations totaled $85.3 million;
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First nine months 2006 were $70.0 million
Diversifying Our Revenue Stream

Decentralized Sales & Service
…with Centralized Operations
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Back office activities centralized at holding company level:
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Accounting
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Credit Administration/Collection & Recoveries
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Human Resources/Training
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Risk Management/Audit, Compliance & Loan Review
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Treasury/ALCO Management
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Focus on localized delivery of sales and service
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Decision-making structured for growth
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Six regional delivery points
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New headquarters building to be completed 4Q 2006

Non- Performing Assets + 90 days
as a % of Total Assets
Asset Quality is Sound

	2004	2005 ∆%
Net Operating Income* ($M)	3,482	7,742	+122.3%
Diluted Operating EPS* ($)	0.27	0.52	+92.6%
Operating ROATE*(%)	5.10	8.84	+73.3%
Operating ROAA* (%)	0.51	0.87	+70.6%
NIM, fully tax-equivalent (%)	4.83	5.15	+6.6%
Core Efficiency Ratio** (%)	73.04	66.34	-9.2%

*  Before extraordinary and non-recurring items
** Before extraordinary, nonrecurring and non-cash items
2005 Results: A Balanced Performance

	9 months
	2005	2006	∆%
Net Operating Income* ($M)	5,137	8,196	+59.5%
Diluted Operating EPS* ($)	0.37	0.46	+24.3%
Operating ROATE*(%)	8.66	10.14	+17.1%
Operating ROAA* (%)	0.82	1.02	+24.4%
NIM, fully tax-equivalent (%)	5.17	5.18	+0.2%
Core Efficiency Ratio** (%)	67.97	64.87	-4.6%
*  Before extraordinary and non-recurring items
** Before extraordinary, nonrecurring and non-cash items
9-months 2006:
Continuing Improvement

(Millions)
* Excludes extraordinary and non-recurring items
Net Operating
Income, Up 59.5%
Net Income

* Excludes extraordinary and non-recurring items.
Diluted  Oper. EPS,
Up 24.3%
Earnings Per Share

 *  Excludes extraordinary items
 ** Excludes extraordinary and non-recurring items.
Operating
ROAA, Up 20 BP
Return on Average Assets

* Excludes extraordinary and non-recurring items.
Operating ROATE,
Up 148 BP
Return on Average Equity

* Tax-equivalent basis
Net Interest Margin*

* Excludes extraordinary, non-recurring and non-cash items.
Improved 63 BP from 3Q’05
Core Efficiency Ratio*

(Millions)
* CAGR = Compound annual growth rate 2001-2006E
** Revenue = Net Int. Income + Non-Int. Income
5 Yr. Revenue CAGR* = 33.6%
5 Yr. Non-Int. Expense CAGR* = 29.6%
Improved Operating Leverage

Market Statistics*	FSGI
Price/ Book	145.7%
Price/ Tangible Book	187.6%
Price/ LTM Core EPS	19.1X
Proj. ‘07 EPS Growth	16.1%
  * Based on 10/26/06 closing price of $11.63 and 2007 analyst mean estimate of $0.72
Attractive Valuation

Where Are We Going?
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Leverage the existing franchise
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Maintain strong asset quality
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Maintain balance between growth and profitability
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Goals over the next three years include:
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Annual earnings per share growth > 15%
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Efficiency ratio < 60%
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Annual balance sheet growth: 8% -12%
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Incentives align to achieve performance goals
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Position FSGI as one of the preeminent Tennessee franchises

Nasdaq:  FSGI